THE WEITZ FUNDS

Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

Q U A R T E R L Y   R E P O R T

June 30, 2007

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980     800-304-9745   402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Eight Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all eight of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

WEITZ EQUITY FUNDS

July 19, 2007

Dear Fellow Shareholder:

          After a good June quarter, our Funds are up modestly for the first half of calendar 2007. Over the past six months, credit market woes—especially in the subprime mortgage arena—have caused some investors to sell financial services stocks somewhat indiscriminately, including ours. This has dampened near-term performance, but we feel very good about our mortgage-related holdings. More about mortgages later.

          The table below shows investment results, after fees and expenses, for each of our equity Funds over various intervals as well as comparable numbers for the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies). As usual, we encourage shareholders to focus on the longer-term results—advice we always give, regardless of recent results.

	Total Returns*			Average Annual Total Returns*

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value	4.5%	4.0%	20.5%	11.0%	11.7%	13.0%	14.5%	13.7%
Partners Value**	5.0	5.5	22.2	11.9	11.8	13.2	15.0	13.9
Hickory	5.1	4.4	21.5	13.3	13.3	10.9	N/A	N/A
Partners III**	4.3	3.4	19.7	11.9	15.5	14.0	16.3	14.5

S&P 500#	6.3	7.0	20.6	11.7	10.7	7.1	11.2	10.8
Russell 2000#	4.4	6.5	16.4	13.5	13.9	9.1	N/A	N/A
Nasdaq Composite#	7.7	8.2	20.7	9.1	12.9	6.6	10.7	9.5

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value Fund, Partners Value Fund, Hickory Fund and Partners III Opportunity Fund, as stated in the most recent Prospectus are 1.14%, 1.15%, 1.22% and 1.57%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15- and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

As of December 31, 1993, the Partners Value Fund (“Partners Value”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership and as of December 30, 2005, the Partners III Opportunity Fund (“Partners III”) succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (together with Weitz Partners II Limited Partnership, the “Partnerships”). The investment objectives, policies and restrictions of Partners Value and Partners III are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners Value and Partners III became investment companies registered with the Securities and Exchange Commission. During these periods, neither Partnership was registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If either Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          Partners Value continued to modestly out-perform Value during the quarter. A few individual stocks were especially helpful to Partners Value (e.g. Mohawk). On the other hand, Value (being less tax-sensitive) owned more shares of mortgage REITs which happened to be a drag on performance. In the smaller Funds, a few smaller companies were particularly helpful to Hickory (Apollo, TD Ameritrade, and Mohawk), and Partners III’s short positions continued to be unhelpful.

          We made only minor adjustments to our portfolios during the quarter. Generally, we added to positions in building materials and mortgage-related stocks which were weak and trimmed holdings of media and other stocks that were strong. In the pages following this letter, there are sections for each Fund, which include tables showing Fund performance, top ten holdings, sector breakdowns, most significant buys and sells, and largest positive and negative contributors to performance in the quarter.

Market Commentary—Credit Problems Continue to Dominate Financial News

          In the late 1990’s we experienced a technology stock “bubble.” A good idea—”the Internet will change the way we all communicate and do business”—was carried too far. Investors paid ridiculously high prices for “dot.com” companies with little substance and the episode ended badly as the Nasdaq Composite dropped roughly 70% and the rest of the market followed.

          Over the past few years, a surplus of capital has been generated by corporations, individuals, and repatriated trade deficit dollars (spent on foreign oil and manufactured goods). This excess capital created an enormous demand for income-producing assets—loans, bonds, real estate, etc. Wall Street, always eager to accommodate, created new mortgage products for real estate buyers and helped facilitate a boom in leveraged buyouts. Again, generally good ideas were carried too far. Credit quality slipped as lenders found ways to sell the loans they created, thus divorcing themselves from the risk of loss if borrowers defaulted.

          In the first quarter of 2007, several dozen subprime mortgage brokers failed because the loans they originated and sold performed so badly that buyers returned them for refunds. The under-capitalized brokers were unable to buy them back so they filed for bankruptcy or sold their companies to others with deeper pockets. We discussed this phenomenon in the last letter.

          What happened next requires a little background explanation. Mortgage-backed securities (MBS) were invented years ago and were a very good idea. A pool of mortgages is placed in a trust and bonds, secured by the principal and interest payments on the mortgages in the trust, are sold to investors. This frees up capital to make more mortgage loans, facilitating the American dream of home ownership. Creating MBS generates fees for Wall Street firms which are quite creative when fees are involved. Soon mortgage loans were made available to less credit-worthy borrowers (subprime mortgages). Again, initially this was an idea with great social merit. These mortgages bore higher interest rates and could be “securitized” into even more profitable MBS. Then, these mortgage-backed bonds were pooled into new trusts and securitized again, creating collateralized debt obligations (CDOs) and more fees. Credit risk was thus moved further and further from the originator of the loans.

          During the second quarter it was investors’ turn to make news. Two hedge funds sponsored by investment bank Bear Stearns had invested in subprime MBS and had borrowed lots of money to enhance (leverage) their returns. One fund borrowed roughly $9 for every $1 of investor equity. It is very hard to value many of these securities, since each issue is unique and transactions are infrequent, so as the creditworthiness of subprime mortgages began to be questioned, investors sensed trouble and asked for their money back. Bear Stearns tried to sell some of the portfolios’ securities with very limited success and decided that it had to suspend redemptions pending a re-calculation of the funds’ values. In the past few days, Bear Stearns has come to the conclusion that investors in the more conservative of the funds would lose 91% of their money while investors in the other would lose 100%. These hedge fund clients’ losses are regrettable, but the much larger issue is whether the hundreds of billions of dollars worth of MBS and CDO paper held by others, often in leveraged vehicles, are being similarly mis-priced. This remains an open question.

          One of the reasons that investors bought all these securities without really knowing what they were getting is that the bonds were rated by Moody’s and Standard and Poor’s. Based on historical loss experience in the mortgage market, 70-80% or more of the bonds secured by subprime mortgages were rated “investment grade.” The majority were rated AAA, the highest rating, signifying very low probability of loss. Unfortunately, historical data turned out to be irrelevant since underwriting standards had been compromised so thoroughly.

          After the Bear Stearns disaster, Moody’s and Standard and Poor’s belatedly issued a flurry of downgrades of subprime MBS and CDO’s. The downgrades will probably create additional selling pressure since some investors are bound by their own policies to sell securities if their ratings fall below a certain level, regardless of price.

          It is very difficult to know how low the prices will go or who the ultimate owners of the problem mortgages and securities will turn out to be. What we can know about our mortgage-related companies is that subprime lending was a relatively small part of their businesses; that they have historically been better than average underwriters of credit risk; that they are long-term players who would not “bet-the-ranch” for a quick profit; and most importantly, they have strong enough balance sheets to absorb losses and avoid any liquidity problems.

Corporate Buyout Financing

          Another aspect of the credit markets that is beginning to tremble is financing for corporate buyouts. Leveraged buyouts are not new, but the number and size of the transactions in recent years have been unprecedented. Buyout firms, now referred to as “private equity” firms, raise funds of capital from investors, primarily pensions, endowments and wealthy individuals. They use this capital, along with large amounts of borrowed money, to buy public companies. They “take the companies private,” try to make them more profitable and thus more valuable, and sell them again to the public, to other companies, or even to other private equity firms. If they can buy a company for $100, using $20 of equity and $80 of borrowed money, then sell it for $120, the $20 profit represents a 100% return on the original $20 of equity. Magic.

          Lenders with excess capital have been competing with each other to provide credit for these deals. As a result, the lending terms have been relaxed considerably (“covenant-lite”) and the interest rates charged have fallen to record low levels in relation to “risk free” U.S. Treasury bond yields. With cheap debt financing available and pressure to get their funds invested (so they can collect their fees and start another fund), private equity firms can (must?) make higher bids for companies than strategic buyers (who want to grow their businesses) or passive shareholders (like us). Some have observed that the only limit to the price that can be paid for a given acquisition is the amount that can be borrowed. Frenzied takeover activity provides an occasional small windfall for us, but it also leads to some measure of inflation in stock prices that makes it difficult for price-sensitive value investors like us to find attractively priced investments.

          There are signs that lenders are becoming more demanding and that financing may not be available for some of the recently announced deals. This is reminiscent of the late 1980’s when “leveraged buyouts” were in vogue and Michael Milken could seemingly raise unlimited amounts of capital for takeovers by selling “high yield” (junk) bonds. When the United Airlines deal fell through in late 1989 for lack of financing, it was as if the music stopped in a game of musical chairs. At that point, it became clear that quite a few stocks were selling at prices that depended on takeovers that were not going to happen.

Outlook

          For a long time now, we have closed these letters with a list of things that might go wrong in the financial markets. We have not dreaded them nor wished for them, merely recognized that human nature would eventually carry some basically sensible idea to extremes and create financial mischief. There are signs that serious credit problems exist and markets are reacting fearfully. We believe that our companies are well-positioned to withstand the volatility and to come out of this period with larger market shares and higher earning power. These are the times that active money managers earn their fees, and we appreciate the faith you have placed with us.

          Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value Portfolio Manager Hickory and Partners III	Co-manager Value and Partners Value

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

			Difference
Period Ended	Value Fund	S&P 500	Value Fund – S&P 500

Dec. 31, 1997	38.9%	33.4%	5.5%
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
June 30, 2007 (6 months)	4.0	7.0	–3.0

10-Year Cumulative Return ended June 30, 2007	240.1	99.0	141.1
10-Year Average Annual Compound Return ended June 30, 2007	13.0	7.1	5.9

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1997, through June 30, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2007 was 20.5%, 11.7% and 13.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent prospectus are 1.14% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.4%	Mortgage Services	17.7%
Countrywide Financial	6.8	Media Content and Distribution	16.0
UnitedHealth Group	5.5	Financial Services	15.3
Liberty Media - Capital	4.9	Consumer Products and Services	14.0
Tyco International	4.5	Healthcare	11.0
Wal-Mart	4.3	Diversified Industries	4.5
Fannie Mae	4.3	Telecommunications	3.6
American International Group	4.2	Technology	3.0
Liberty Media - Interactive	4.1	Building and Construction Products	2.2
Washington Post	4.0	Transportation	1.1
		Gaming, Lodging and Leisure	0.3
	50.0%	Short-Term Securities/Other	11.3

			100.0%

* As of June 30, 2007

Largest Net Purchases and Sales for Quarter Ended June 30, 2007

Net Purchases ($mil)		Net Sales ($mil)

Lowe’s (new)	$47	Discovery Holding (eliminated)	$57
Omnicare	44	Liberty Global	54
Wells Fargo (new)	35	Expedia (eliminated)	52
USG Corp.	31	CBS Corp. (eliminated)	46
Redwood Trust	5	Tyco International	26
		Other (net)	52
	$162
			$287

		Net Portfolio Sales	$125

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2007

Positive ($mil)		Negative ($mil)

Liberty Global	$31	Liberty Media - Interactive	$(8)
Fannie Mae	24	Redwood Trust	(7)
Apollo Group	20	UnitedHealth Group	(6)
Dell	17	IAC/InterActiveCorp	(4)
Countrywide Financial	16	Omnicare	(3)
Other (net)	63
			$(28)
	$171

Net Portfolio Gains	$143

VALUE FUND
Schedule of Investments in Securities
June 30, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 88.7%

Mortgage Services — 17.7%

Originating and Investing — 12.3%
Countrywide Financial Corp.	5,750,000	$209,012,500
Redwood Trust, Inc.†	2,455,000	118,772,900
Newcastle Investment Corp.	1,225,000	30,710,750
CBRE Realty Finance, Inc.#	1,350,000	16,051,500
Opteum, Inc.	700,000	1,904,000

		376,451,650
Government Agency — 5.4%
Fannie Mae	2,000,000	130,660,000
Freddie Mac	588,700	35,734,090

		166,394,090

		542,845,740
Media Content and Distribution — 16.0%

Newspaper, Television, Radio and Programming — 9.4%
Liberty Media Corp. - Capital - Series A*	1,285,000	151,218,800
The Washington Post Co. - CL B	160,000	124,174,400
Cumulus Media, Inc. - CL A*	1,500,000	14,025,000

		289,418,200
Cable Television — 6.6%
Liberty Global, Inc. - Series C*	3,000,000	117,900,000
Comcast Corp. - CL A*	3,050,000	85,766,000
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		203,666,000

		493,084,200
Financial Services — 15.3%

Insurance — 11.6%
Berkshire Hathaway, Inc. - CL B*	63,000	227,115,000
American International Group, Inc.	1,850,000	129,555,500

		356,670,500
Consumer Finance — 2.5%
American Express Co.	1,250,000	76,475,000

Banking — 1.2%
Wells Fargo & Co.	1,000,000	35,170,000

		468,315,500

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Products and Services — 14.0%

Retailing — 11.5%
Wal-Mart Stores, Inc.	2,760,000	$132,783,600
Liberty Media Corp. - Interactive - Series A*	5,600,000	125,048,000
IAC/InterActiveCorp*	1,450,000	50,184,500
Lowe’s Companies, Inc.	1,500,000	46,035,000

		354,051,100
Education — 2.5%
Apollo Group, Inc. - CL A*	1,300,000	75,959,000

		430,010,100

Healthcare — 11.0%

Managed Care — 8.1%
UnitedHealth Group, Inc.	3,300,000	168,762,000
WellPoint, Inc.*	1,013,000	80,867,790

		249,629,790
Suppliers and Distributors — 2.9%
Omnicare, Inc.	2,477,100	89,324,226

		338,954,016

Diversified Industries — 4.5%

Tyco International Ltd.	4,100,000	138,539,000

Telecommunications — 3.6%

Telephone and Data Systems, Inc. - Special	1,647,700	94,825,135
Telephone and Data Systems, Inc.	250,000	15,642,500

		110,467,635

Technology — 3.0%

Dell, Inc.*	3,240,000	92,502,000

VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Building and Construction Products — 2.2%

USG Corp.*	1,400,000	$68,656,000

Transportation — 1.1%

United Parcel Service, Inc.	450,000	32,850,000

Gaming, Lodging and Leisure — 0.3%

Six Flags, Inc.*	1,574,500	9,588,705

Total Common Stocks (Cost $1,985,053,928)		2,725,812,896

SHORT-TERM SECURITIES — 11.1%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	45,415,165	45,415,165
Milestone Treasury Obligations Portfolio 4.9%(a)	46,591,927	46,591,927
Federal Home Loan Bank Discount Notes, 5.3%, 7/05/07 to 9/26/07(b)	$152,000,000	150,958,647
U.S. Treasury Bills, 4.8%, 9/27/07 to 10/04/07(b)	100,000,000	98,826,000

Total Short-Term Securities (Cost $341,742,978)		341,791,739

Total Investments in Securities (Cost $2,326,796,906)		3,067,604,635
Other Assets Less Other Liabilities — 0.2%		6,349,647

Net Assets — 100%		$3,073,954,282

Net Asset Value Per Share		$39.77

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

(This page has been left blank intentionally.)

FUND PERFORMANCE — PARTNERS VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

			Difference
Period Ended	Partners Value Fund	S&P 500	Partners Value – S&P 500

Dec. 31, 1997	40.6%	33.4%	7.2%
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
June 30, 2007 (6 months)	5.5	7.0	–1.5

10-Year Cumulative Return ended June 30, 2007	244.4	99.0	145.4
10-Year Average Annual Compound Return ended June 30, 2007	13.2	7.1	6.1

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1997, through June 30, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2007 was 22.2%, 11.8% and 13.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.15% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — PARTNERS VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.2%	Consumer Products and Services	18.6%
Countrywide Financial	6.6	Media Content and Distribution	15.4
UnitedHealth Group	5.5	Financial Services	14.3
Tyco International	5.2	Mortgage Services	14.2
Liberty Media - Capital	4.7	Healthcare	11.0
American International Group	4.6	Diversified Industries	5.2
Fannie Mae	4.2	Telecommunications	4.1
Wal-Mart	4.2	Technology	2.9
Liberty Global	4.2	Building and Construction Products	2.6
Telephone & Data Systems	4.1	Transportation	1.1
		Commercial Services	0.7
	50.5%	Gaming, Lodging and Leisure	0.2
		Short-Term Securities/Other	9.7

			100.0%

* As of June 30, 2007

Largest Net Purchases and Sales for Quarter Ended June 30, 2007

Net Purchases ($mil)		Net Sales ($mil)

Lowe’s (new)	$ 42	Discovery Holding (eliminated)	$ 43
USG Corp.	30	Expedia (eliminated)	33
Omnicare	27	CBS Corp. (eliminated)	30
American International Group	11	Liberty Global	25
Cabela’s	9	News Corp. (eliminated)	12
	$119	Other (net)	7 $150

		Net Portfolio Sales	$ 31

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2007

Positive ($mil)		Negative ($mil)

Liberty Global	$ 22	Liberty Media - Interactive	$ (5)
Fannie Mae	15	UnitedHealth Group	(4)
Apollo Group	13	Redwood Trust	(3)
Dell	11	Cabela’s	(3)
Countrywide Financial	11	IAC/InterActiveCorp	(3)
Other (net)	49
			$(18)
	$121

Net Portfolio Gains	$103

PARTNERS VALUE FUND
Schedule of Investments in Securities
June 30, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 90.3%

Consumer Products and Services — 18.6%

Retailing — 13.7%
Wal-Mart Stores, Inc.	1,800,000	$86,598,000
Liberty Media Corp. - Interactive - Series A*	3,650,000	81,504,500
Lowe’s Companies, Inc.	1,350,000	41,431,500
Cabela’s, Inc. - CL A*	1,775,100	39,282,963
IAC/InterActiveCorp*	921,000	31,875,810

		280,692,773
Consumer Goods — 2.5%
Mohawk Industries, Inc.*	500,000	50,395,000

Education — 2.4%
Apollo Group, Inc. - CL A*	850,000	49,665,500

		380,753,273

Media Content and Distribution — 15.4%

Newspaper, Television, Radio and Programming — 8.9%
Liberty Media Corp. - Capital - Series A*	815,000	95,909,200
The Washington Post Co. - CL B	105,540	81,908,538
Daily Journal Corp.* †	116,000	4,602,880

		182,420,618
Cable Television — 6.5%
Liberty Global, Inc. - Series C*	2,200,000	86,460,000
Comcast Corp. - CL A*	1,650,000	46,398,000
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		132,858,000

		315,278,618
Financial Services — 14.3%

Insurance — 11.9%
Berkshire Hathaway, Inc. - CL B*	31,900	114,999,500
Berkshire Hathaway, Inc. - CL A*	300	32,842,500
American International Group, Inc.	1,350,000	94,540,500

		242,382,500
Consumer Finance — 2.4%
American Express Co.	800,000	48,944,000

		291,326,500

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage Services — 14.2%

Originating and Investing — 9.4%
Countrywide Financial Corp.	3,725,000	$135,403,750
Redwood Trust, Inc.	1,180,000	57,088,400

		192,492,150
Government Agency — 4.8%
Fannie Mae	1,327,000	86,692,910
Freddie Mac	192,300	11,672,610

		98,365,520

		290,857,670
Healthcare — 11.0%

Managed Care — 8.1%
UnitedHealth Group, Inc.	2,215,000	113,275,100
WellPoint, Inc.*	647,000	51,650,010

		164,925,110
Suppliers and Distributors — 2.9%
Omnicare, Inc.	1,639,000	59,102,340

		224,027,450

Diversified Industries — 5.2%

Tyco International Ltd.	3,140,000	106,100,600

Telecommunications — 4.1%

Telephone and Data Systems, Inc. - Special	1,473,300	84,788,415

Technology — 2.9%

Dell, Inc.*	2,070,000	59,098,500

Building and Construction Products — 2.6%

USG Corp.*	1,100,000	53,944,000

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Principal
	amount
	or shares	Value

Transportation — 1.1%

United Parcel Service, Inc.	300,000	$21,900,000

Commercial Services — 0.7%

Coinstar, Inc.*	432,900	13,627,692

Gaming, Lodging and Leisure — 0.2%

Six Flags, Inc.*	564,600	3,438,414

Total Common Stocks (Cost $1,332,026,730)		1,845,141,132

SHORT-TERM SECURITIES — 10.0%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	29,128,304	29,128,304
Milestone Treasury Obligations Portfolio 4.9%(a)	46,679,311	46,679,311
Federal Home Loan Bank Discount Notes, 5.3%, 7/05/07 to 8/31/07(b)	$95,000,000	94,558,065
U.S. Treasury Bill 4.8% 10/04/07(b)	35,000,000	34,573,210

Total Short-Term Securities (Cost $204,913,292)		204,938,890

Total Investments in Securities (Cost $1,536,940,022)		2,050,080,022
Other Liabilities in Excess of Other Assets — (0.3%)		(6,084,198)

Net Assets — 100%		$2,043,995,824

Net Asset Value Per Share		$24.58

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

(This page has been left blank intentionally.)

FUND PERFORMANCE — HICKORY FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

			Difference
Period Ended	Hickory Fund	S&P 500	Hickory Fund – S&P 500

Dec. 31, 1997	39.2%	33.4%	5.8%
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
June 30, 2007 (6 months)	4.4	7.0	–2.6

10-Year Cumulative Return ended June 30, 2007	180.3	99.0	81.3
10-Year Average Annual Compound Return ended June 30, 2007	10.9	7.1	3.8

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1997, through June 30, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2007 was 21.5%, 13.3% and 10.9%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Countrywide Financial	6.5%	Mortgage Services	19.3%
Redwood Trust	6.4	Consumer Products and Services	17.1
Berkshire Hathaway	5.9	Financial Services	14.2
UnitedHealth Group	5.0	Media Content and Distribution	13.2
Tyco International	4.7	Healthcare	10.4
Liberty Global	4.6	Diversified Industries	4.8
Liberty Media - Capital	4.4	Commercial Services	4.0
American International Group	3.9	Telecommunications	3.3
Omnicare	3.9	Building and Construction Products	2.3
Liberty Media - Interactive	3.7	Gaming, Lodging and Leisure	2.1
		Technology	1.8
	49.0%	Short-Term Securities/Other	7.5

			100.0%

* As of June 30, 2007

Largest Net Purchases and Sales for Quarter Ended June 30, 2007

Net Purchases ($mil)		Net Sales ($mil)

Omnicare	$6.1	AutoZone (eliminated)	$6.5
USG Corp.	5.1	Expedia (eliminated)	5.5
TD Ameritrade	3.7	CBS Corp. (eliminated)	4.6
Redwood Trust	3.5	SLM Corp.	2.7
Cabela’s	2.2	Liberty Media - Interactive	1.2
Other (net)	1.3
			$20.5
	$21.9

Net Portfolio Purchases	$1.4

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2007

Positive ($mil)		Negative ($mil)

Liberty Global	$4.0	Redwood Trust	$(1.4)
Apollo Group	2.9	Cabela’s	(1.2)
TD Ameritrade	2.5	Liberty Media - Interactive	(0.9)
Mohawk Industries	2.2	CBRE Realty Finance	(0.8)
Fannie Mae	2.0	Omnicare	(0.7)
Other (net)	11.5
			$(5.0)
	$25.1

Net Portfolio Gains	$20.1

HICKORY FUND
Schedule of Investments in Securities June 30, 2007 (Unaudited)

	Shares	Value

COMMON STOCKS — 92.5%

Mortgage Services — 19.3%

Originating and Investing — 16.3%
Countrywide Financial Corp.	700,000	$25,445,000
Redwood Trust, Inc.	520,400	25,176,952
CBRE Realty Finance, Inc.#	450,000	5,350,500
CBRE Realty Finance, Inc.	255,400	3,036,706
Newcastle Investment Corp.	195,700	4,906,199

		63,915,357
Government Agency — 3.0%
Fannie Mae	180,000	11,759,400

		75,674,757

Consumer Products and Services — 17.1%

Retailing— 9.0%
Liberty Media Corp. - Interactive - Series A*	650,000	14,514,500
Cabela’s, Inc. - CL A*	550,000	12,171,500
Wal-Mart Stores, Inc.	150,000	7,216,500
IAC/InterActiveCorp* (b)	40,200	1,391,322

		35,293,822
Education — 5.0%
Apollo Group, Inc. - CL A*	200,000	11,686,000
Corinthian Colleges, Inc.*	475,600	7,747,524

		19,433,524
Consumer Goods — 3.1%
Mohawk Industries, Inc.*	120,000	12,094,800

		66,822,146

Financial Services — 14.2%

Insurance — 9.8%
Berkshire Hathaway, Inc. - CL A*	210	22,989,750
American International Group, Inc.	220,000	15,406,600

		38,396,350
Brokers — 2.6%
TD Ameritrade Holding Corp.*	500,000	10,000,000

Consumer Finance — 1.8%
American Express Co.	70,000	4,282,600
SLM Corp.(b)	51,300	2,953,854

		7,236,454

		55,632,804

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Media Content and Distribution — 13.2%

Newspaper, Television, Radio and Programming — 7.7%
Liberty Media Corp. - Capital - Series A*	145,000	$17,063,600
Cumulus Media, Inc. - CL A*	1,387,000	12,968,450

		30,032,050
Cable Television — 5.5%
Liberty Global, Inc. - Series C*	461,852	18,150,783
Comcast Corp. - CL A Special*	125,000	3,495,000

		21,645,783

		51,677,833
Healthcare — 10.4%

Managed Care — 6.5%
UnitedHealth Group, Inc.	380,000	19,433,200
WellPoint, Inc.*	75,000	5,987,250

		25,420,450
Suppliers and Distributors — 3.9%
Omnicare, Inc.	425,000	15,325,500

		40,745,950

Diversified Industries — 4.8%

Tyco International Ltd.	550,000	18,584,500

Commercial Services — 4.0%

Coinstar, Inc.*	440,000	13,851,200
Convera Corp.*	370,000	1,613,200

		15,464,400

Telecommunications — 3.3%

Telephone and Data Systems, Inc. - Special	160,000	9,208,000
LICT Corp.* #	1,005	3,492,375

		12,700,375

Building and Construction Products — 2.3%

USG Corp.*	187,000	9,170,480

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Gaming, Lodging and Leisure — 2.1%

Six Flags, Inc.*	1,350,000	$8,221,500

Technology — 1.8%

Dell, Inc.*	250,000	7,137,500

Total Common Stocks (Cost $297,288,440)		361,832,245

SHORT-TERM SECURITIES — 7.5%

Wells Fargo Advantage Government Money Market Fund 5.3%(a) (Cost $29,543,650)	29,543,650	29,543,650

Total Investments in Securities (Cost $326,832,090)		391,375,895
Options Written — (0.2%)		(655,805)
Other Assets Less Other Liabilities — 0.2%		588,235

Net Assets — 100%		$391,308,325

Net Asset Value Per Share		$41.63

		Shares
	Expiration date/	subject
	Strike price	to option	Value

OPTIONS WRITTEN*

Covered Call Options

IAC/InterActiveCorp	July 2007 / $40	40,000	$(3,000)
SLM Corp.	July 2007 / $45	51,300	(651,510)

			(654,510)

Put Options

SLM Corp.	July 2007 / $40	51,800	(1,295)

Total Options Written (premiums received $303,358)			$(655,805)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

(b)	Fully or partially pledged as collateral on outstanding written options.

(This page has been left blank intentionally.)

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (“Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company.

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1997	37.1%	33.4%	3.7%
Dec. 31, 1998	10.9	28.6	–17.7
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
June 30, 2007 (6 months)	3.4	7.0	–3.6

10-Year Cumulative Return ended June 30, 2007	271.3	99.0	172.3
10-Year Average Annual Compound Return ended June 30, 2007	14.0	7.1	6.9

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1997, through June 30, 2007 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended June 30, 2007 was 19.7%, 15.5% and 14.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.57% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	7.5%
Countrywide Financial	6.5
Redwood Trust	6.5
UnitedHealth Group	5.1
Tyco International	5.0
Liberty Global	4.9
Omnicare	4.3
Fannie Mae	4.1
American International Group	4.0
Cabela’s	4.0

51.9%

Industry Sectors*

Consumer Products and Services	20.7%
Mortgage Services	18.5
Financial Services	18.0
Media Content and Distribution	15.2
Healthcare	10.8
Diversified Industries	5.0
Commercial Services	4.9
Telecommunications	3.1
Technology	2.6
Building and Construction Products	2.4
Gaming, Lodging and Leisure	2.3

Total Long Positions	103.5
Securities Sold Short	(17.9)

Net Long Positions	85.6
Short Proceeds/Other	14.4

100.0%

* Percentage of net assets as of June 30, 2007

Largest Net Purchases and Sales for Quarter Ended June 30, 2007

Net Purchases ($mil)

Wells Fargo (new)	$7.1
Lowe’s (new)	6.3
Omnicare	5.2
USG Corp.	4.5
TD Ameritrade	2.8
Other (net)	5.3

$31.2

Net Portfolio Purchases	$6.2

Net Sales ($mil)

Expedia (eliminated)	$7.2
AutoZone (eliminated)	6.5
CBS Corp. (eliminated)	4.8
Short Positions	3.9
SLM	2.6

$25.0

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2007

Positive ($mil)

Liberty Global	$3.6
Fannie Mae	2.4
Apollo Group	2.2
TD Ameritrade	2.0
Mohawk Industries	1.9
Other (net)	9.0

$21.1

Net Portfolio Gains	$14.3

Negative ($mil)

Short Positions	$(2.5)
Cabela’s	(1.6)
Redwood Trust	(1.2)
Liberty Media - Interactive	(0.8)
Omnicare	(0.7)

$(6.8)

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities June 30, 2007 (Unaudited)

	Shares	Value

COMMON STOCKS — 103.5%

Consumer Products and Services — 20.7%

Retailing — 13.6%
Cabela’s, Inc. - CL A* (b)	600,000	$13,278,000
Liberty Media Corp. - Interactive - Series A* (b)	560,000	12,504,800
Wal-Mart Stores, Inc.(b)	240,000	11,546,400
Lowe’s Companies, Inc.	200,000	6,138,000
IAC/InterActiveCorp* (b)	55,000	1,903,550

		45,370,750
Education — 4.1%
Apollo Group, Inc. - CL A*	150,000	8,764,500
Corinthian Colleges, Inc.* (b)	310,600	5,059,674

		13,824,174
Consumer Goods — 3.0%
Mohawk Industries, Inc.*	100,000	10,079,000

		69,273,924

Mortgage Services — 18.5%

Originating and Investing — 14.4%
Countrywide Financial Corp.(b)	600,000	21,810,000
Redwood Trust, Inc.(b)	450,000	21,771,000
Newcastle Investment Corp.	176,000	4,412,320

		47,993,320
Government Agency — 4.1%
Fannie Mae	209,000	13,653,970

		61,647,290

Financial Services — 18.0%

Insurance — 11.5%
Berkshire Hathaway, Inc. - CL A* (b)	130	14,231,750
Berkshire Hathaway, Inc. - CL B* (b)	3,000	10,815,000
American International Group, Inc.	190,000	13,305,700

		38,352,450
Brokers — 2.4%
TD Ameritrade Holding Corp.*	400,000	8,000,000

Banking — 2.1%
Wells Fargo & Co.	200,000	7,034,000

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Finance — 2.0%
American Express Co.	60,000	$3,670,800
SLM Corp.(b)	51,900	2,988,402

		6,659,202

		60,045,652
Media Content and Distribution — 15.2%

Newspaper, Television, Radio and Programming — 8.2%
Cumulus Media, Inc. - CL A*	1,187,000	11,098,450
Liberty Media Corp. - Capital - Series A* (b)	92,000	10,826,560
The Washington Post Co. - CL B(b)	7,000	5,432,630

		27,357,640
Cable Television — 7.0%
Liberty Global, Inc. - Series C* (b)	419,865	16,500,695
Comcast Corp. - CL A*	245,000	6,889,400

		23,390,095

		50,747,735
Healthcare — 10.8%

Managed Care — 6.5%
UnitedHealth Group, Inc.	330,000	16,876,200
WellPoint, Inc.*	60,000	4,789,800

		21,666,000
Suppliers and Distributors — 4.3%
Omnicare, Inc.	400,000	14,424,000

		36,090,000

Diversified Industries — 5.0%

Tyco International Ltd.	490,000	16,557,100

Commercial Services — 4.9%

Coinstar, Inc.*	370,000	11,647,600
Intelligent Systems Corp.* # †	883,999	3,314,996
Convera Corp.*	300,000	1,308,000
Continental Resources#	700	280,000

		16,550,596

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Telecommunications — 3.1%

Telephone and Data Systems, Inc. - Special(b)	180,000	$10,359,000

Technology — 2.6%

Dell, Inc.*	300,000	8,565,000

Building and Construction Products — 2.4%

USG Corp.*	162,000	7,944,480

Gaming, Lodging and Leisure — 2.3%

Six Flags, Inc.*	1,250,000	7,612,500

Total Common Stocks (Cost $269,617,830)		345,393,277

SHORT-TERM SECURITIES — 0.0%
Wells Fargo Advantage Government Money Market Fund 5.3%(a) (Cost $103,139)	103,139	103,139

Total Investments in Securities (Cost $269,720,969)		345,496,416
Due From Broker(b) — 14.4%		47,880,041
Securities Sold Short — (17.7%)		(59,032,100)
Options Written — (0.2%)		(664,178)
Other Liabilities in Excess of Other Assets — (0.0%)		(21,268)

Net Assets — 100%		$333,658,911

Net Asset Value Per Share		$11.58

SECURITIES SOLD SHORT

Ishares Dow Jones U.S. Real Estate	50,000	$(3,854,500)
Ishares Russell 2000	420,000	(34,788,600)
Ishares Russell 2000 Value	30,000	(2,464,500)
Midcap SPDR Trust Series 1	110,000	(17,924,500)

Total Securities Sold Short (proceeds $52,366,521)		$(59,032,100)

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

IAC/InterActiveCorp	July 2007 / $40	50,000	$(3,750)
SLM Corp.	July 2007 / $45	51,900	(659,130)

			(662,880)

Put Options

SLM Corp.	July 2007 / $40	51,900	(1,298)

Total Options Written (premiums received $331,055)			$(664,178)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

BALANCED FUND

July 15, 2007

Dear Fellow Shareholder:

          The Balanced Fund had a satisfactory quarter ended June 30, 2007, with a total return of 2.8% versus 3.7% for our primary benchmark, the Blended Index†. Both the Fund and the Blended Index† posted modestly higher returns for the calendar year-to-date. More importantly, the Fund’s longer term results remain solid, as shown below.

          The following table shows the results of the Balanced Fund over various time periods through June 30, 2007, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*			Average Annual Total Returns*

	3-Mos.	6-Mos.	1-Year	2-Year	3-Year	Since Inception

Balanced Fund	2.8%	3.2%	14.6%	8.8%	9.5%	9.2%

Blended Index†#	3.7	4.7	14.6	9.8	8.4	9.3
S&P 500#	6.3	7.0	20.6	14.5	11.7	13.6
Lehman Brothers Intermediate U.S. Government/Credit Index#	-0.1	1.4	5.8	2.7	3.4	2.7

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.14% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          Portfolio activity was light following a relatively active first quarter. We did not purchase any new stocks in the second quarter, and the Fund’s asset allocation was virtually unchanged at 54% stocks and 46% bonds and short-term securities. The Fund’s returns year-to-date have been reasonable but not stellar. The stock market generally has been strong, while several of our core holdings have been temporarily out of favor, a situation that is neither unusual nor alarming.

          Corporate takeover activity has dominated business headlines in recent months. Private equity firms have enormous pools of capital to invest. Lenders have been willing to provide abundant, cheap and virtually no-strings-attached debt financing. These conditions have helped fuel strong bids for cash-flowing businesses, and the resulting wave of public-to-private transactions has been massive. Alltel, First Data, Harrah’s and HCA are examples of companies we have owned that agreed to go private in the past two years. In some cases we sold early, an occupational hazard for the value investor.

          The core of our investment process is to understand what a rational buyer would be willing to pay for 100% of a given company. Our value estimates broadly assume that companies are financed by prudent lenders who are reasonably risk averse. In contrast, real-world corporate lending has been very aggressive in recent years. Leverage ratios have soared, and structural protections have essentially vanished. At the same time pricing for the riskiest layers of debt, as measured by yield premiums over risk-free alternatives, approached historic lows during the quarter. In short, lenders have been taking more risk and getting paid less for it.

          In this environment our internal stock valuations at times look conservative compared to leveraged deal prices. This doesn’t mean that private equity buyers are irrational, nor does it mean that their lenders won’t get paid back. It simply means that we are looking for more of a cushion in case things don’t go according to Hoyle. We also continue to have little direct interest in corporate bonds, especially high-yield issues. While spreads have widened in the past few weeks, this softness to date looks more like a good start than a necessary correction. As a result, corporate debt accounts for less than 3% of the Fund’s assets.

          The credit quality of our bond portfolio remains excellent with over 90% invested in U.S. Treasury obligations, AAA-rated agency securities or U.S. government agency-guaranteed mortgage-backed securities (“MBS”). During the quarter we increased our investments in high-quality, agency-guaranteed MBS at attractive incremental yields over U.S. Treasuries. We continued to focus these MBS investments on defensively structured securities with limited extension risk and expected lives in the 2-5 year range. The goal is to modestly enhance portfolio returns while minimizing the risk of negative surprises.

          After quarter end we added to our holdings of Treasury Inflation-Protected Securities (“TIPS”). TIPS are U.S. government obligations whose returns are tied to inflation as measured by the Consumer Price Index (“CPI”). These bonds give investors the ability to protect against inflation while providing a certain “real” return. This real return on TIPS has increased substantially in the past two months, while the break-even inflation rate has remained relatively low (in the lower 2% range). If inflation exceeds this break-even rate over the life of the bonds, TIPS will deliver higher total returns than comparable traditional Treasuries. At today’s prices TIPS are an attractive inflation hedge for the portfolio that also may provide reasonable-to-good investment returns.

Outlook

          The Fund appears well positioned to achieve our three investment objectives over time: long-term capital appreciation, capital preservation and regular current income. The Fund’s equity investments are tilted to companies with leading market positions, strong balance sheets and excellent management teams at generally attractive valuations. We continue to think this collection of stocks has good upside potential with superior protection against permanent downside. Our bond investments are concentrated in high quality, shorter-term securities. With risk-free yields around 5% across the maturity spectrum, our fixed income investments now provide decent current income and moderate total return potential with limited credit and interest rate risk. Finally, more than 15% of the portfolio remains in very low-risk, short-term securities generating income as we wait for better opportunities in either stocks or bonds. We appreciate the continued trust you have placed in the Fund.

Regards,

Bradley P. Hinton Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

PORTFOLIO PROFILE — BALANCED FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Countrywide Financial	2.8%	Consumer Products and Services	12.6%
Berkshire Hathaway	2.6	Financial Services	9.9
UnitedHealth Group	2.4	Mortgage Services	8.7
Wal-Mart	2.1	Healthcare	7.7
American International Group	2.0	Media Content and Distribution	6.4
Coinstar	2.0	Commercial Services	2.0
Redwood Trust	1.9	Diversified Industries	1.9
Liberty Global	1.9	Building and Construction Products	1.5
Mohawk Industries	1.9	Telecommunications	1.2
Omnicare	1.9	Technology	1.1
		Transportation	1.0
	21.5%
		Total Common Stocks	54.0%

		Short-Term Securities/Other	17.6%
		U.S. Treasury and Government Agency	16.0
		Mortgage-Backed Securities	9.5
		Corporate Bonds	1.9
		Convertible Preferred Stocks	0.7
		Taxable Municipal Bonds	0.3

		Total Bonds & Short-Term Securities	46.0%

* As of June 30, 2007

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2007

Positive (000’s)		Negative (000’s)

TD Ameritrade	$456	Cabela’s	$(160)
Apollo Group	421	Omnicare	(120)
Liberty Global	407	CBRE Realty	(120)
Mohawk Industries	337	Liberty Media - Interactive	(112)
Countrywide Financial	217	Redwood Trust	(103)
Other (net)	1,146
			$(615)
	$2,984

Net Portfolio Gains	$2,369

BALANCED FUND
Schedule of Investments in Securities June 30, 2007 (Unaudited)

	Shares	Value

COMMON STOCKS — 54.0%

Consumer Products and Services — 12.6%

Retailing — 7.3%
Wal-Mart Stores, Inc.	41,000	$1,972,510
Liberty Media Corp. - Interactive - Series A*	75,000	1,674,750
Cabela’s, Inc. - CL A*	65,000	1,438,450
Lowe’s Companies, Inc.	33,000	1,012,770
IAC/InterActiveCorp*	25,000	865,250

		6,963,730
Education — 2.8%
Apollo Group, Inc - CL A*	29,000	1,694,470
Corinthian Colleges, Inc.*	60,000	977,400

		2,671,870
Consumer Goods — 2.5%
Mohawk Industries, Inc.*	18,000	1,814,220
Diageo PLC - Sponsored ADR	7,500	624,825

		2,439,045

		12,074,645
Financial Services — 9.9%

Insurance — 4.6%
Berkshire Hathaway, Inc. - CL B*	700	2,523,500
American International Group, Inc.	28,000	1,960,840

		4,484,340
Brokers — 1.9%
TD Ameritrade Holding Corp.*	90,000	1,800,000

Banking — 1.8%
Wells Fargo & Co.	27,000	949,590
Citigroup, Inc.	15,000	769,350

		1,718,940
Consumer Finance — 1.6%
American Express Co.	25,000	1,529,500

		9,532,780

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage Services — 8.7%

Originating and Investing — 6.8%
Countrywide Financial Corp.	75,000	$2,726,250
Redwood Trust, Inc.	38,500	1,862,630
CBRE Realty Finance, Inc.	110,000	1,307,900
Newcastle Investment Corp.	24,000	601,680

		6,498,460
Government Agency — 1.9%
Fannie Mae	15,500	1,012,615
Freddie Mac	13,000	789,100

		1,801,715

		8,300,175
Healthcare — 7.7%

Managed Care — 4.1%
UnitedHealth Group, Inc.	45,000	2,301,300
WellPoint, Inc.*	20,500	1,636,515

		3,937,815
Suppliers and Distributors — 1.9%
Omnicare, Inc.	50,000	1,803,000

Providers — 1.7%
Pediatrix Medical Group, Inc.*	15,000	827,250
Laboratory Corporation of America Holdings*	10,500	821,730

		1,648,980

		7,389,795
Media Content and Distribution — 6.4%

Newspaper, Television, Radio and Programming — 3.5%
Liberty Media Corp. - Capital - Series A*	13,000	1,529,840
Cumulus Media, Inc. - CL A*	100,000	935,000
The Washington Post Co. - CL B	1,200	931,308

		3,396,148
Cable Television — 2.9%
Liberty Global, Inc. - Series C*	46,987	1,846,589
Comcast Corp. - CL A*	32,625	917,415

		2,764,004

		6,160,152
Commercial Services — 2.0%

Coinstar, Inc.*	60,000	1,888,800

Diversified Industries — 1.9%

Tyco International Ltd.	53,000	1,790,870

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Building and Construction Products — 1.5%

USG Corp.*	30,000	$1,471,200

Telecommunications — 1.2%

Telephone and Data Systems, Inc. - Special	20,000	1,151,000

Technology — 1.1%

Dell, Inc.*	37,000	1,056,350

Transportation — 1.0%

United Parcel Service, Inc.	13,500	985,500

Total Common Stocks (Cost $43,519,960)		51,801,267

CONVERTIBLE PREFERRED STOCKS — 0.7%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	718,500

CORPORATE BONDS — 1.9%

Wells Fargo & Co. 4.125% 3/10/08	$600,000	594,332
The Washington Post Co. 5.5% 2/15/09	755,000	756,484
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	289,497
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	212,152

Total Corporate Bonds (Cost $1,899,751)		1,852,465

MORTGAGE-BACKED SECURITIES — 9.5%(c)

Chase Mortgage Finance Corporation — 0.4%

Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.4 years)	399,424	381,943

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Home Loan Mortgage Corporation — 5.5%

3028 CL MB — 5.0% 2026 (1.7 years)	$652,754	$647,662
2665 CL WY — 4.5% 2027 (2.3 years)	750,000	733,233
2548 CL HB — 4.5% 2010 (2.4 years)	750,000	734,688
2831 CL AB — 5.0% 2018 (3.2 years)	409,864	403,440
2926 CL AB — 5.0% 2019 (3.4 years)	939,001	922,516
11773 — 5.0% 2020 (4.7 years)	963,269	932,943
3209 CL TU — 5.0% 2017 (5.5 years)	941,846	913,548

		5,288,030

Federal National Mortgage Association — 3.6%

2003-87 CL JA — 4.25% 2033 (0.8 years)	83,838	82,898
2003-87 CL TG — 4.5% 2014 (2.3 years)	460,000	451,989
2003-113 CL PC — 4.0% 2015 (2.3 years)	1,000,000	971,640
2006-78 CL AV — 6.5% 2017 (4.8 years)	704,058	721,811
357985 — 4.5% 2020 (5.0 years)	1,247,212	1,184,409

		3,412,747

Total Mortgage-Backed Securities (Cost $9,114,628)		9,082,720

TAXABLE MUNICIPAL BONDS — 0.3%

University of California 4.85% 5/15/13 (Cost $297,728)	300,000	288,870

U.S. TREASURY AND GOVERNMENT AGENCY — 16.0%

U.S. Treasury — 10.4%

U.S. Treasury Note 3.0% 11/15/07	300,000	297,985
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,237,794
U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,236,720
U.S. Treasury Note 3.125% 10/15/08	300,000	293,274
U.S. Treasury Note 3.0% 2/15/09	400,000	388,125
U.S. Treasury Note 2.625% 3/15/09	1,500,000	1,444,570
U.S. Treasury Note 3.625% 7/15/09	500,000	487,891
U.S. Treasury Note 6.5% 2/15/10	400,000	415,594
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,711,582
U.S. Treasury Note 5.0% 2/15/11	400,000	401,938
U.S. Treasury Note 5.0% 8/15/11	500,000	502,344
U.S. Treasury Note 4.375% 8/15/12	1,000,000	977,735
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	559,055	537,436

		9,932,988

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 5.6%

Fannie Mae 4.25% 12/21/07	$400,000	$397,931
Federal Home Loan Bank 3.55% 4/15/08	500,000	493,268
Freddie Mac 4.0% 4/28/09	240,000	235,100
Federal Home Loan Bank 4.16% 12/08/09	400,000	390,925
Federal Home Loan Bank 4.6% 10/15/10	1,000,000	980,536
Fannie Mae 5.5% 1/18/12	1,000,000	998,548
Fannie Mae 4.625% 10/15/14	2,000,000	1,911,688

		5,407,996

Total U.S. Treasury and Government Agency (Cost $15,505,495)		15,340,984

SHORT-TERM SECURITIES — 15.0%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	1,514,334	1,514,334
Federal Home Loan Bank Discount Note 5.3% 9/26/07(b)	$8,000,000	7,903,008
U.S. Treasury Bill 4.8% 9/27/07(b)	5,000,000	4,943,570

Total Short-Term Securities (Cost $14,358,066)		14,360,912

Total Investments in Securities (Cost $85,394,623)		93,445,718
Other Assets Less Other Liabilities — 2.6%		2,458,374

Net Assets — 100%		$95,904,092

Net Asset Value Per Share		$12.23

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

NEBRASKA TAX-FREE INCOME FUND

July 18, 2007

Dear Fellow Shareholder:

          The Nebraska Tax-Free Income Fund’s total return for the second quarter of 2007 was -0.2%, which consisted of approximately +1.1% from net interest income (after deducting fees and expenses) and -1.3% from (unrealized) depreciation of our bonds. Our second quarter return was modestly better than the decline of -0.3% for the Lehman Brothers 5-Year Municipal Bond Index, our Fund’s primary benchmark.

          The table below shows the results of the Nebraska Tax-Free Income Fund over various time periods through June 30, 2007, along with the Lehman Brothers 5-Year Municipal Bond Index, our primary benchmark. The key measures of the Fund’s portfolio (average maturity and duration) have most closely resembled this Lehman Brothers index. As a reminder, we don’t manage the Fund to mimic any particular index but thought it would be informative to provide an example of a broadly constructed unmanaged index whose credit quality and maturity composition were similar to the Fund.

	Total Return*	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Nebraska Tax-Free Income Fund**	3.7%	3.5%	3.6%	4.5%	4.9%	5.3%

Lehman Brothers 5-Year Municipal Bond Index#	3.8	2.8	3.2	4.5	5.0	N/A

These performance numbers reflect the deduction of the Fund’s annual operating expenses. The current annual operating expenses for the Nebraska Tax-Free Income Fund (the “Fund”), as stated in its most recent Prospectus are 1.03% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (the “Partnership”). The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During these periods, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table shows a profile of our portfolio as of June 30:

Average Maturity	7.3 years
Average Duration	3.3 years
30-Day SEC Yield at 6-30-07	3.6%
Average Rating	AA+
Income from municipals exempt from federal and Nebraska income taxes	Over 80%
Income subject to alternative minimum tax	Less than 10%

Portfolio Review and Outlook

          Rising bond yields pinched total returns for most bond investors in the second quarter as coupon income was offset by price declines from rising rates (bond prices react inversely to changes in interest rates). For example, municipal bond yields as measured by the Bond Buyer 20 Bond Index (index of 20 general obligation municipal bonds), rose 25 basis points (a basis point is 1/100 of one percent) in the quarter. The result was modest or negative returns for most fixed-income investors in the quarter, our Fund included. Since many of the same variables have similar impacts on both the municipal and taxable bond market, please see the “Overview” section included in the Short-Intermediate Income Fund shareholder letter on page 48 for additional highlights from the second quarter.

          Investment activity was modest during the quarter with our key portfolio metrics (average maturity, duration and rating) remaining mostly unchanged from March 31st. Given the flat yield curve environment (where there is little difference between short-term and long-term interest rates) that persisted for most of the second quarter, much of our investment activity was concentrated in short-term, adjustable rate bonds where the interest rate changes as frequently as every seven days. These bonds currently provide most of the coupon return of bonds with longer maturities and include, for example, those issued for Children’s Hospital in Omaha and BryanLGH Medical Center in Lincoln. Both of these hospitals are well regarded, fiscally conservative institutions with investment grade balance sheets. The bonds we own have the added security of bond insurance, giving them the highest municipal bond rating (AAA). With today’s low nominal interest-rate environment and flat yield curve, these shorter-term bonds provide solid income while we search for more favorable investment opportunities.

          Our overall strategy has been and will continue to be one of attempting to produce reasonable returns over time without exposing the portfolio to excessive credit or interest-rate risks. By keeping the overall maturity of our portfolio short- to intermediate-term, we should continue to earn most of the “coupon” returns of longer-term bonds with lower overall interest-rate risk.

          The recent rise in rates (concentrated in the latter half of the second quarter) seems to be creating a more favorable investing climate for fixed-income investors. Fears of increasing inflation appear reasonably offset by concerns that the fallout from the softening housing market may be more broadly felt in the U.S. economy. Should rates continue to move higher, we expect to extend the average life of our portfolio in order to lock in today’s higher yields.

          We welcome any questions you may have and appreciate the confidence in and support of the Fund and our firm.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets in the Fund invested in a particular state.

(This page has been left blank intentionally.)

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND
(Unaudited)

State Breakdown

Nebraska	76.9%
Commonwealth of Puerto Rico	5.1
Illinois	4.3
Washington	2.9
Texas	1.6
Missouri	1.4
Alaska	1.0
Minnesota	0.1
Short-Term Securities/Other	6.7

100.0%

Sector Breakdown

Power	18.0%
Hospital	14.8
Higher Education	11.9
Water/Sewer	9.9
General	6.9
Housing	2.0
Student Loan	0.9

Total Revenue	64.4

State/Commonwealth	8.0
City/Subdivision	7.2
School District	4.8
County	2.0

Total General Obligation	22.0

Escrow/Pre-Refunded	6.9
Short-Term Securities/Other	6.7

100.0%

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities June 30, 2007 (Unaudited)

	Principal amount	Value

MUNICIPAL BONDS — 93.3%

Alaska — 1.0%
University of Alaska, University Revenue, Series J, FSA Insured,
5.0%, 10/01/17	$500,000	$506,955

Illinois — 4.3%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,024,730
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	185,000	198,627
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	511,925
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	513,480

		2,248,762
Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage,
Series D, 6.0%, 1/01/16	45,000	45,342

Missouri — 1.4%
Joplin, Industrial Development Authority, Revenue, Series A,
Catholic Health Initiatives, 5.125%, 12/01/15	750,000	759,848

Nebraska — 76.9%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured, 5.3%, 12/15/18	700,000	708,176
Blair, Water System Revenue, Bond Anticipation Notes, Series A,
AMT, 4.5%, 6/15/12	500,000	491,925
Douglas County, Educational Facility Revenue, Series A, Creighton
University Project, FGIC Insured, 3.5%, 9/01/12	255,000	248,701
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	255,208
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	257,782
Douglas County, Hospital Authority #2, Revenue,
Lakeside Village Project, 5.125%, 12/15/22	500,000	509,645
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	394,698
Nebraska Medical Center Project, 5.0% 11/15/15	295,000	306,228
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	500,055
MBIA Insured, 4.3%, 11/15/14	500,000	502,935
4.75%, 6/15/17	490,000	490,319
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	500,000	518,680
5.2%, 12/15/26	500,000	516,830
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	195,193

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 76.9% (continued)
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry
Doorly Zoo Project,
4.2%, 9/01/16	$600,000	$586,386
4.75%, 9/01/17	200,000	202,888
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	505,245
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	518,665
5.125%, 8/15/16	500,000	520,950
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	481,200
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	829,867
3.45%, 4/01/14	650,000	621,816
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	771,832
Lancaster County, Hospital Authority #1, Revenue, Bryan LGH Medical
Center, Series A-1, AMBAC Insured, 3.75%, 6/01/31
(Auction Rated Security)	1,475,000	1,475,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	202,586
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	500,000	516,690
5.0%, 9/01/18	1,000,000	1,058,990
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	938,040
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	256,985
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	928,161
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	825,488
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	440,000	453,833
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project, 5.05%, 12/01/23	500,000	508,770
Nebraska Wesleyan University Project, Radian Insured,
5.15%, 4/01/22	1,000,000	1,024,120
York College Project, 6.0%, 4/01/21	500,000	511,755
Nebraska Educational Telecommunications Commission, Revenue,
DTV Project, 6.0%, 2/01/10	600,000	622,014
Nebraska Investment Financial Authority, Revenue, Series A, Drinking
Water State Revolving Fund, 5.15%, 1/01/16	200,000	202,424
Nebraska Investment Financial Authority,
Health Facility Revenue, Childrens Healthcare Services,
5.5%, 8/15/17, Pre-Refunded 2/15/08 @ 102	500,000	515,060
Health Facility Revenue, Childrens Hospital Obligated Group,
Refunding, Series A, 3.75%, 8/15/32 (Auction Rated Security)	1,000,000	1,000,000
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured, 5.0%, 11/15/14	250,000	257,538
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured, 5.45%, 11/15/17	455,000	461,156

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 76.9% (continued)
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT,
4.05%, 3/01/12	$285,000	$282,059
4.05%, 9/01/12	340,000	335,923
4.125%, 3/01/13	375,000	370,669
Nebraska Public Power District, Revenue, Series A,
3.75%, 1/01/08	950,000	950,000
5.0%, 1/01/17, Pre-Refunded 1/01/09 @ 101	1,000,000	1,026,110
5.125%, 1/01/18, Pre-Refunded 1/01/09 @ 101	425,000	436,866
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured,
4.25%, 7/15/15	405,000	410,200
5.0%, 7/15/16	200,000	213,468
4.0%, 7/15/17	200,000	196,248
Nebraska Utilities Corp., Revenue, University of Nebraska Lincoln
Project, 5.25%, 1/01/19	750,000	783,270
Omaha, Douglas County, General Obligation, Public Building
Commission, 5.1%, 5/01/20	750,000	775,328
Omaha, General Obligation, Refunding, 4.5%, 12/15/17	250,000	255,255
Omaha, Public Facilities Corp., Lease Revenue, Series C, Rosenblatt
Stadium Project,
3.9%, 10/15/17	235,000	227,311
3.95%, 10/15/18	240,000	231,701
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	500,000	504,535
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	410,452
Series A, Escrowed to Maturity, 7.625%, 2/01/12	495,000	537,481
Series A, 4.25%, 2/01/18	900,000	895,338
Series C, 5.5%, 2/01/14	280,000	299,116
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	520,000	521,056
4.0%, 11/15/14	250,000	249,405
Papillion, General Obligation, Bond Anticipation Notes, Series A,
3.7%, 6/01/09	700,000	695,135
Platte County, Hospital Authority #1, Revenue, Columbus Community
Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	262,330
Public Power Generation Agency, Revenue, Whelan Energy Center
Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	793,012
Saline County, Hospital Authority #1, Revenue, Bryan LGH Medical
Center, Refunding, Series B, 3.65%, 6/01/31 (Auction Rated Security)	500,000	500,000
Sarpy County, General Obligation, Sanitary & Improvement District #111,
Stoneybrook, 5.9%, 3/15/13	300,000	300,297
Sarpy County, General Obligation, Sanitary & Improvement District #112,
Leawood Oaks III, 6.2%, 2/15/14	105,000	105,127

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Nebraska — 76.9% (continued)
Scottsbluff County, Hospital Authority #1, Revenue, Regional
West Medical Center, 6.375%, 12/15/08	$75,000	$75,102
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured, 4.625%, 9/15/21	1,000,000	1,010,300
Bond Anticipation Notes, 4.0%, 12/15/08	1,000,000	1,001,530
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,002,750
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	577,575
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,046,974
York County, Rural Public Power District, Electric System Revenue,
Refunding, FSA Insured, 5.0%, 1/01/13	260,000	260,169

		40,235,926
Puerto Rico — 5.1%
Commonwealth,
Refunding, Series B4, FSA Insured, 3.65%, 7/01/28
(Auction Rated Security)	1,625,000	1,625,000
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	990,000	1,047,083

		2,672,083
Texas — 1.6%
San Antonio, Electric & Gas Revenue,
Refunding, Series A, 5.0%, 2/01/18	500,000	509,695
Series A, 5.25%, 2/01/14	320,000	329,542

		839,237
Washington — 2.9%
Vancouver, Water & Sewer Revenue, Refunding, MBIA Insured,
4.75%, 6/01/16	500,000	503,710
Washington State, General Obligation, Variable Purpose, Series B,
5.0%, 1/01/19	1,000,000	1,013,590

		1,517,300

Total Municipal Bonds (Cost $48,440,117)		48,825,453

SHORT-TERM SECURITIES — 5.7%

Wells Fargo Advantage Tax-Free Money Market Fund 3.6%(a)
(Cost $2,965,423)	2,965,423	2,965,423

Total Investments in Securities (Cost $51,405,540)		51,790,876
Other Assets Less Other Liabilities — 1.0%		531,258

Net Assets — 100.0%		$52,322,134

Net Asset Value Per Share		$9.90

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

SHORT-INTERMEDIATE INCOME FUND AND GOVERNMENT MONEY MARKET FUND

July 16, 2007

Dear Fellow Shareholder:

Short-Intermediate Income Fund Overview

          The Short-Intermediate Income Fund’s total return for the second quarter of 2007 was +0.2%, which consisted of approximately +1.2% from net interest income (after deducting fees and expenses) and -1.0% from (unrealized) depreciation of our bonds. Our second quarter return was more than the decline of -0.1% for the Lehman Brothers Intermediate U.S. Government/Credit Index, our Fund’s primary benchmark.

          The table below shows the results of the Short-Intermediate Income Fund over various time periods through June 30, 2007, along with the Lehman Brothers Intermediate U.S. Government/Credit Index and two additional Lehman Brothers Indexes with a shorter average maturity (1-3 and 1-5 year) which more closely resemble the historical average life of our Fund.

	Total Return**	Average Annual Total Returns**

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	5.5%	3.1%	4.1%	5.1%

Lehman Brothers Intermediate U.S. Government/Credit Index *#	5.8	3.4	4.1	5.7
Lehman Brothers 1-5 Year U.S. Government/Credit Index *#	5.5	3.2	3.5	5.2
Lehman Brothers 1-3 Year U.S. Government/Credit Index*#	5.3	3.2	3.2	4.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.67% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table and chart show a profile of our portfolio and asset allocation as of June 30:

Average Maturity	3.1 years
Average Duration	2.7 years
Average Coupon	4.4%
30-Day SEC Yield at 6-30-07	4.3%
Average Rating	AAA

Overview

          Rising bond yields pinched total returns for most bond investors in the second quarter as coupon income was offset by price declines from rising rates (bond prices react inversely to changes in interest rates). Yields on U.S. Treasuries, for example, increased approximately 30-40 basis points (a basis point is 1/100 of one percent) for bonds maturing two years and longer. The result was modest or negative returns for most fixed-income investors in the quarter. Our Fund was able to generate low, but positive, results in the quarter compared to the negative result for our primary benchmark (Lehman Brothers Intermediate U.S. Government/Credit Index) due largely to our decision to remain more defensively positioned through a portfolio with a shorter average life.

          Rising yields were not only a U.S. phenomenon in the second quarter. Borrowing costs (or yields) climbed from Europe to Asia as strong economic growth in other parts of the world offset a slowdown in the U.S. The correlation of global bond yields was on display in early June when a decision by the Reserve Bank of New Zealand to raise rates sent the U.S. 10-year note up almost 20 basis points in a single session. Why events in New Zealand should have any effect on U.S. markets highlights the current linkages of global yield curves (a graph that plots the relationship between interest rates and the time to maturity – typically upward sloping but flat presently).

          This seeming worldwide economic upturn is causing increased concern that inflation will ultimately follow. While this worry has yet to play itself out in the statistics (both overall and core CPI in the U.S. trended lower in the second quarter), financial markets decided not to await proof. Policy makers at the Federal Reserve have also been worrying out loud for almost a year now about inflation. Financial markets seem, for now, to have come around to the central bank’s view of the world. Ultimately the rise in market interest rates will be limited if it is not supported by the fundamentals and the fundamentals only reveal themselves with time.

          Another key story line in the quarter and one that may play an important role in the future direction of interest rates was the continued unfolding of the subprime mortgage fiasco. Rising delinquencies and foreclosures on mortgage loans to people with poor credit histories continued to worsen in the second quarter. For example, in Nevada, lenders have foreclosed on the mortgages of one in every 175 households, according to data company RealtyTrac. And nationwide the total number of properties in foreclosure – typically those more than 90 days behind in mortgage payments – climbed 87% in June from a year ago, reaching one per 704.

          Loose lending standards, shoddy sales practices and the allure of the American dream of owning one’s own home seems to have lured many unqualified borrowers into the housing market. Worse yet, the recent deterioration of loan performance precedes what is expected to be record upward resets of mortgage loan interest rates, since most subprime mortgage holders hold adjustable-rate mortgages. An economist at Moody’s has estimated that $50 billion of adjustable-rate mortgages will reset to higher levels in October alone. A borrower who received a $200,000 mortgage in 2005 at a 4% interest rate has been paying $955 a month; that may soar as much as 40% to approximately $1,300 after the reset. Delinquencies stand a good chance of getting decidedly worse.

          So far many believe that the damage from the implosion in the U.S. subprime mortgage market will not spread. Time will tell whether it will have the same effect as mustard gas on the battlefield – one wrong turn of the winds and all bets are off.

Portfolio Review and Outlook

          We took advantage of rising yields in the quarter and modestly extended the portfolio’s average life and duration. We concentrated our investments in U.S. agency-eligible mortgage-backed securities (MBS) with good cash flow characteristics, limited extension risk and at meaningful return premiums to comparable U.S. Treasuries. These high-quality additions to our portfolio have none of the investment concerns plaguing the subprime mortgage market – and they should generate reasonable-to-good returns for our Fund. Our MBS investments are all fixed interest-rate, fully amortizing (monthly payments include both interest and principal) loans to prime (high credit quality) borrowers that meet certain U.S. agency standards.

          We continue to have a historically low exposure to more credit-sensitive fixed-income investments (less than 5% below investment grade). Low credit spreads coupled with weak covenant protections make the risk/reward tradeoff extremely unfavorable in our view. We will continue to exercise patience in this area and await more attractive opportunities.

          We also made two small equity investments during the quarter (less than 1%) – Redwood Trust and Newcastle Investment Corporation. We have owned both companies in the past and are glad to have the opportunity to invest at prices that afford us, we believe, very favorable return potential. Both companies are mortgage REITs (Real Estate Investment Trusts) run by seasoned management teams whose interests are well aligned with shareholders. They are both experts at prudently pricing, financing and managing credit risk. Our investments should generate high, recurring dividends (10% yields or better) with the potential for business value and stock price appreciation. High dividend-paying common and convertible preferred stocks and bonds have historically been a small component of our Fund (and will never exceed 20%). However, they have enhanced our historical results. We will remain focused on identifying those investments that have the potential to increase our Fund’s yield and overall return without incurring undue, or uncompensated, risks.

          Overall, the recent rise in rates seems to be creating a favorable investing climate in higher-quality bonds. Fears of increasing inflation appear reasonably offset by concerns that the fallout from the softening housing market may be more broadly felt in the U.S. economy than just the subprime segment. Should rates continue to move higher, we expect to continue extending the average life of our portfolio in order to lock in today’s higher yields.

Government Money Market Fund Overview

          The Government Money Market Fund closed the second quarter with a 7-day effective yield of 5.07%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

          Even though the Federal Reserve made no changes to short-term interest rates, a peculiar development unfolded in the U.S. Treasury Bill market (maturities up to one year) in the second quarter. Short-term interest rates declined, as did our reinvestment opportunities, despite a rising expectation by investors that the Federal Reserve’s next move would be to raise rates. Since the Federal Reserve’s monetary policy changes, or expected changes, tend to have a strong influence on the direction of short-term interest rates, the second quarter’s decline in rates was noteworthy. A reason cited for this apparent disconnect was heavy foreign central bank (particularly China) purchases of Treasury Bills using a larger percentage of recycled trade dollars.

          We focused our reinvestment activities during the quarter in government agency discount notes as they did not experience the same yield decline as Treasury Bills. This allowed us to keep our 7-day effective yield from declining far from last quarter’s level.

          Since we invest in ultra high-quality short-term instruments (e.g. U.S. Treasury Bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield will invariably follow the path dictated by the Federal Reserve’s monetary policy in spite of last quarter’s modest (and likely temporary) aberrations.

          The Fed has left short-term interest rates unchanged for a year now and given what appears to be a balanced economic outlook (higher growth expectations and inflation fears offset by a continued housing market correction), more of the same appears in order. Therefore we expect to maintain an average portfolio maturity closer to our limit (ninety days) whenever we can invest at rates close to today’s Fed Funds rate (5.25%).

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND
(Unaudited)

Credit Quality Ratings

U.S. Treasury	30.8%
U.S. Government Agency Mortgage Related Securities	40.0
Aaa/AAA	23.1
Aa/AA	1.3
A/A	0.8
Ba/BB	1.0
B/B, below, and non-rated	1.5
Cash Equivalents	1.5

100.0%

Sector Breakdown

Mortgage-Backed Securities	36.1%
U.S. Treasury	30.8
Government Agency	17.6
Corporate Bonds	5.5
Mortgage Pass-Through Securities	4.3
Taxable Municipal Bonds	2.7
Short-Term Securities/Other	1.5
Common Stocks	0.8
Convertible Preferred Stocks	0.7

100.0%

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities
June 30, 2007
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 5.5%

Wells Fargo & Co. 4.125% 3/10/08	$1,500,000	$1,485,829
Liberty Media Corp. 7.875% 7/15/09	500,000	521,149
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	361,872
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	938,136
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	950,645
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	636,456
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,427,229

Total Corporate Bonds (Cost $6,559,600)		6,321,316

MORTGAGE-BACKED SECURITIES — 36.1%(b)

Chase Mortgage Finance Corporation — 0.4%

Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.4 years)	492,654	471,093

Federal Home Loan Mortgage Corporation — 21.1%

2498 CL PD — 5.5% 2016 (0.6 years)	904,560	904,320
3125 CL A — 5.125% 2013 (0.8 years)	1,112,043	1,107,726
2878 CL TB — 5.5% 2024 (1.5 years)	2,000,000	1,997,748
2765 CL JN — 4.0% 2019 (1.7 years)	2,127,086	2,080,554
2665 CL WY — 4.5% 2027 (2.3 years)	4,000,000	3,910,574
2548 CL HB — 4.5% 2010 (2.4 years)	4,250,000	4,163,230
2743 CL HC — 4.5% 2015 (2.7 years)	3,000,000	2,930,093
2921 CL A — 5.5% 2018 (2.8 years)	1,862,735	1,857,176
2831 CL AB — 5.0% 2018 (3.2 years)	1,639,457	1,613,762
2999 CL NB — 4.5% 2017 (4.1 years)	4,000,000	3,854,386

		24,419,569

Federal National Mortgage Association — 14.6%

2003-87 CL JA — 4.25% 2033 (0.8 years)	353,797	349,828
2003-81 CL NX — 3.5% 2013 (0.9 years)	1,149,668	1,131,105
2003-87 CL TE — 4.0% 2013 (0.9 years)	2,000,000	1,979,999
2002-74 CL TC — 5.0% 2015 (1.0 years)	448,255	445,803
2003-20 CL QC — 5.0% 2027 (1.7 years)	1,020,059	1,009,299
2003-113 CL PC — 4.0% 2015 (2.3 years)	1,010,000	981,357
2002-74 CL TD — 5.0% 2015 (2.6 years)	4,000,000	3,946,386
2004-81 CL KC — 4.5% 2017 (3.1 years)	3,000,000	2,913,597
2003-43 CL EX — 4.5% 2017 (3.3 years)	949,055	918,668

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal National Mortgage Association — 14.6% (continued)

2006-78 CL AV — 6.5% 2017 (4.8 years)	$2,226,702	$2,282,849
2003-27 CL DW — 4.5% 2017 (4.8 years)	1,000,000	953,853

		16,912,744

Total Mortgage-Backed Securities (Cost $42,404,024)		41,803,406

MORTGAGE PASS-THROUGH SECURITIES — 4.3%(b)

Federal National Mortgage Association — 3.9%

254863 — 4.0% 2013 (2.5 years)	671,237	646,371
255291 — 4.5% 2014 (2.7 years)	872,543	847,834
251787 — 6.5% 2018 (3.9 years)	44,271	45,384
254907 — 5.0% 2018 (4.2 years)	1,469,401	1,425,710
357985 — 4.5% 2020 (5.0 years)	1,662,949	1,579,212

		4,544,511

Federal Home Loan Mortgage Corporation — 0.4%

1386 — 5.0% 2018 (4.1 years)	470,414	456,394

Total Mortgage Pass-Through Securities (Cost $5,135,255)		5,000,905

TAXABLE MUNICIPAL BONDS — 2.7%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,120,813
Stratford, Connecticut 6.55% 2/15/13	500,000	521,090
University of California 4.85% 5/15/13	990,000	953,271
King County, Washington 8.12% 12/01/16	500,000	515,615

Total Taxable Municipal Bonds (Cost $3,145,846)		3,110,789

U.S. TREASURY AND GOVERNMENT AGENCY — 48.4%

U.S. Treasury — 30.8%

U.S. Treasury Note 4.125% 8/15/08	2,000,000	1,981,720
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,851,565
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,889,141
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,927,346
U.S. Treasury Note 4.0% 3/15/10	10,000,000	9,780,470
U.S. Treasury Note 5.0% 8/15/11	1,500,000	1,507,032
U.S. Treasury Note 4.375% 8/15/12	5,000,000	4,888,675

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. Treasury — 30.8% (continued)

U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	$2,236,220	$2,149,743
U.S. Treasury Note 4.25% 8/15/14	5,000,000	4,784,380

		35,760,072

Government Agency — 17.6%

Fannie Mae 4.25% 12/21/07	2,000,000	1,989,656
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,053,332
Fannie Mae 4.08% 6/06/08	4,000,000	3,955,552
Freddie Mac 4.0% 4/28/09	240,000	235,100
Freddie Mac 3.25% 7/09/09	1,000,000	963,700
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,465,968
Fannie Mae 4.125% 4/28/10	2,000,000	1,945,390
Freddie Mac 4.125% 6/16/10	1,000,000	971,541
Freddie Mac 5.5% 9/15/11	1,000,000	1,009,931
Fannie Mae 4.375% 7/17/13	2,000,000	1,895,858
Freddie Mac 5.0% 11/13/14	3,000,000	2,935,908

		20,421,936

Total U.S. Treasury and Government Agency (Cost $57,344,930)		56,182,008

COMMON STOCKS — 0.8%

Newcastle Investment Corp.	20,000	501,400
Redwood Trust, Inc.	10,000	483,800

Total Common Stocks (Cost $1,003,165)		985,200

CONVERTIBLE PREFERRED STOCKS — 0.7%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	838,250

SHORT-TERM SECURITIES — 1.5%

Wells Fargo Advantage Government Money Market Fund 5.3%(a) (Cost $1,767,344)	1,767,344	1,767,344

Total Investments in Securities (Cost $118,174,656)		116,009,218
Other Liabilities In Excess of Other Assets — 0.0%		(37,263)

Net Assets — 100%		$115,971,955

Net Asset Value Per Share		$11.31

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
June 30, 2007
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 76.5%†

U.S. Treasury — 29.3%

U.S. Treasury Bill 4.8% 9/27/07	$10,000,000	$9,886,211
U.S. Treasury Bill 4.8% 10/04/07	15,000,000	14,813,958

		24,700,169

Government Agency — 47.2%

Federal Home Loan Bank Discount Note 5.3% 7/05/07	10,000,000	9,994,311
Federal Farm Credit Banks Discount Note 5.2% 8/13/07	15,000,000	14,908,267
Federal Home Loan Bank Discount Note 5.3% 8/31/07	15,000,000	14,869,612

		39,772,190

Total U.S. Treasury and Government Agency		64,472,359

SHORT-TERM SECURITIES — 23.6%

Wells Fargo Advantage 100% Treasury Money Market Fund 4.4%(a)	4,419,610	4,419,610
Milestone Treasury Obligations Portfolio 4.9%(a)	15,412,273	15,412,273

Total Short-Term Securities		19,831,883

Total Investments in Securities (Cost $84,304,242)		84,304,242
Other Liabilities in Excess of Other Assets — (0.1%)		(56,594)

Net Assets — 100%		$84,247,648

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2007.

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund – WVALX
Partners Value Fund – WPVLX
Hickory Fund – WEHIX
Partners III Opportunity Fund – WPOPX
Balanced Fund – WBALX
Nebraska Tax-Free Income Fund – WNTFX
Short-Intermediate Income Fund – WEFIX
Government Money Market Fund – WGMXX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

8/3/07